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                                                Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-34824
                    4 3/4% Convertible Senior Notes due 2007 CUSIP No. 65332VAR4

                          NEXTEL COMMUNICATIONS, INC.

                   PROSPECTUS SUPPLEMENT DATED AUGUST 3, 2000
                       TO PROSPECTUS DATED APRIL 26, 2000

     The selling stockholders table on pages 19-22 of the prospectus is hereby amended to update the information regarding the following entities in the prospectus and their respective number of shares of 4 3/4% Convertible Senior Notes Due 2007.

                                CONVERTIBLE NOTES                   COMMON STOCK
                                -----------------                   ------------

                          PRINCIPAL          PRINCIPAL
                          AMOUNT OF          AMOUNT OF
NAME OF SELLING          CONVERTIBLE        CONVERTIBLE        NUMBER OF       NUMBER OF
  STOCKHOLDER            NOTES OWNED        NOTES OFFERED    SHARES OWNED    SHARES OFFERED
---------------          -----------        -------------    ------------    --------------
Libertyview Funds L.P.    $1,000,000          $1,000,000         -0-              -0-